UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: July 17, 2013
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On July 17, 2013, the Management Development and Compensation Committee of the Board of Directors of KB Home (the “Company”) approved merit-based increases and market salary adjustments to the base salaries of the Company’s named executive officers listed below. The new base salary levels for each named executive officer, in each case effective as of July 1, 2013, are set forth in the table below.

Named Executive Officer	New Base Salary
William R. Hollinger	$380,000
Jeff J. Kaminski	$600,000
Albert Z. Praw	$525,000
Brian J. Woram	$540,000

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 23, 2013.

KB Home

By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu Vice President and Corporate Secretary